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                                                                   EXHIBIT 10.60

                        ASSIGNMENT OF PURCHASE AGREEMENT


         This Assignment is made and entered into this 14th day of August, 1996 by and between Ryan Properties, Inc. ("Assignor") and McLeod, Inc. ("Assignee").

1. By execution hereof, Assignor does hereby assign to Assignee all of its right, title and interest in and to that certain Purchase Agreement by and between Assignor and Donald E. Zvacek, Dennis E. Zvacek and Robert J. Zvacek dated June 28, 1996.

2. By execution hereof, Assignee hereby accepts the assignment from Assignor and agrees to assume any and all obligations of Assignee under the Purchase Agreement as assigned.

3. This Assignment shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date and in the year first above written.

                                             RYAN PROPERTIES, INC.

                                        BY:      /s/ JEFF A. SMITH
                                             -----------------------------------
                                             JEFF A. SMITH, Vice President

                                             MCLEOD, INC.

                                        BY:      /s/ JAMES CRAM
                                             -----------------------------------
                                             NAME

                                             Chief Accounting Officer
                                             -----------------------------------
                                             TITLE